Receivables	12 Months Ended
Dec. 31, 2015
Receivables

5. Receivables

DECEMBER 31	2015	2014	2013

Receivables	$1,793.7	$1,713.2	$1,692.6

Allowance at beginning of year	$(6.9)	$(4.6)	$(7.3)
Reversal of allowance	1.3	0.9	4.1
Addition to allowance	(1.9)	(4.1)	(2.2)
Write-off against allowance	0.8	0.6	0.9
Translation difference	0.6	0.3	(0.1)

Allowance at end of year	$(6.1)	$(6.9)	$(4.6)

Total receivables, net of allowance	$1,787.6	$1,706.3	$1,688.0